HOWARD
                                   EQUITY FUND










                                  ANNUAL REPORT
                                NOVEMBER 30, 1999

                               HOWARD EQUITY FUND
                                 ANNUAL REPORT
                               NOVEMBER 30, 1999

Dear Fellow Shareholder:

We are pleased to report that the Howard Equity Fund (the "Fund") outperformed the S&P 500 Index for the period ending November 30th. For the fiscal period December 29, 1998 (commencement of operations) through November 30, 1999, the Fund appreciated 20.40% as compared to a 14.31% increase in the S&P 500 Index -- an advantage of nearly 6 percentage points. The Fund also performed favorably as compared to the Lipper Multi-Cap Core Fund Index which appreciated 12.43% during the same period.

During the past year, the recovering economies of the Pacific Rim and Europe combined with an increasingly vigorous domestic economy to accelerate economic growth. To best capitalize on this increase in economic activity, the Fund emphasized investments in selected cyclically sensitive businesses. While our investments in financial services, healthcare and consumer non-durables have been rewarding, we continue to under-weight these areas in order to take advantage of what we believe to be more attractive valuations in technology, telecommunications, energy services, industrial manufacturing and consumer/industrial cyclicals.

The Fund did lag the indices in the early part of the year when extremely narrow market breadth continued the focus on companies that would benefit from slower economic growth. However, the investment landscape began to change as the first quarter drew to a close. As strategists and portfolio managers began to embrace the concept of accelerating economic growth, the previously "unattractive" sectors of the marketplace began to appreciate significantly.

The strength in the beneficiaries of economic growth concurrent with the rotational correction of the prior equity leadership will cause the equity market to remain volatile for the next several months. The more cyclically sensitive Dow Jones Industrials should remain in a trading range between 12,000 and 10,000, while the S&P Index (which includes a greater weighting of the prior leadership) might have a trading range with a modest downward bias between 1,450 and 1,200.

In order to take advantage of investment opportunities in this environment, we increased cash holdings as a percentage of the Fund's assets to more than 20% at December 31, 1999. The sharp market decline during the first three trading days of the year provided an excellent opportunity to increase our equity exposure once again. Assets have increased significantly over the past year which now allows the Fund to be followed on financial web sites or quote machines on a daily basis under its new ticker symbol (HEFGX).


/s/ Anthony Orphanos

Anthony Orphanos
Chief Investment Officer & Portfolio Manager

                               HOWARD EQUITY FUND

Footnotes:

Performance figures of the Fund and indexes referenced represent past performance and are not indicative of future performance of the Fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

The S&P Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Multi-Cap Core Fund Index is comprised of funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.

The Fund's annual total return for the period December 29, 1998 (inception) to November 30, 1999 was 20.40%.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ. Member NASD.

                               HOWARD EQUITY FUND

        Comparison of the change in value of a $10,000 investment in the
       Howard Equity Fund versus the S & P 500 Composite Stock Price Index and the Lipper Multi-Cap Core Fund Index.

                                  Total Return

                Since inception (12/29/98).............. 20.40%

                                    S & P 500 Composite         Lipper Multi-Cap
            Howard Equity Fund       Stock Price Index          Core Fund Index
            ------------------       -----------------          ---------------
29-Dec-98        $10,000                  $10,000                   $10,000
31-Dec-98        $ 9,940                  $10,002                   $10,000
31-Jan-99        $10,120                  $10,423                   $10,332
28-Feb-99        $10,230                  $10,093                   $ 9,934
31-Mar-99        $10,100                  $10,497                   $10,247
30-Apr-99        $10,600                  $10,906                   $10,665
31-May-99        $10,770                  $10,643                   $10,546
30-Jun-99        $11,370                  $11,234                   $11,063
31-Jul-99        $11,230                  $10,885                   $10,820
31-Aug-99        $11,450                  $10,830                   $10,631
30-Sep-99        $11,260                  $10,532                   $10,366
31-Oct-99        $11,100                  $11,206                   $10,892
30-Nov-99        $12,040                  $11,431                   $11,243

Past performance is not predictive of future performance.

                               HOWARD EQUITY FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 1999
--------------------------------------------------------------------------------
   Shares   COMMON STOCKS: 66.51%                                   Market Value
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE - EQUIPMENT: 1.13%
     2,000  United Technologies Corporation.......................  $   113,000
                                                                    -----------
            AUCTION HOUSE/ART DEALER: 2.03%
     6,500  Sotheby's Holdings, Inc., Class A.....................      202,719
                                                                    -----------
            CELLULAR TELECOM: 1.98%
     2,000  Nextel Communications, Inc.*..........................      198,250
                                                                    -----------
            COMPUTER SOFTWARE: 3.74%
     5,500  Cambridge Technology Partners (Massachusetts), Inc.*..       79,063
    13,000  Parametric Technology Corporation*....................      294,937
                                                                    -----------
                                                                        374,000
                                                                    -----------
            COMPUTERS - HARDWARE: 1.90%
     2,000  Hewlett-Packard Company...............................      189,750
                                                                    -----------
            CONSULTING SERVICES: 1.69%
     7,000  Comdisco, Inc.........................................      168,875
                                                                    -----------
            DIVERSIFIED MANUFACTURING OPERATIONS: 0.96%
     1,000  Minnesota Mining and Manufacturing Company............       95,563
                                                                    -----------
            ELECTRONIC COMPONENTS - SEMICONDUCTOR: 5.79%
     3,800  Texas Instruments, Incorporated.......................      365,037
     5,500  Watkins-Johnson Company...............................      213,469
                                                                    -----------
                                                                        578,506
                                                                    -----------
            INSTRUMENTS - SCIENTIFIC: 1.23%
     3,000  PerkinElmer, Inc......................................      123,375
                                                                    -----------
            INTERNET CONTENT: 1.21%
     2,500  Security First Technologies Corporation*..............      120,625
                                                                    -----------

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------
   Shares                                                           Market Value
--------------------------------------------------------------------------------
            INTERNET SOFTWARE: 5.56%
     4,000  At Home Corporation*..................................  $   194,000
                                                                    -----------
     1,300  Covad Communications Group, Inc.......................       67,519
     8,000  Open Market, Inc.*....................................      294,500
                                                                    -----------
                                                                        556,019
                                                                    -----------
            MACHINERY - CONSTRUCTION & MINING: 1.16%
     2,500  Caterpillar Inc.......................................      115,937
                                                                    -----------
            MEDICAL - BIOMEDICAL/GENOMICS: 4.11%
     8,000  Lynx  Therapeutics,  Inc.*............................       93,000
     2,000  Millennium Pharmaceuticals, Inc.*.....................      194,687
     2,000  PE Corporation - Celera Genomics Group Stock*.........      122,500
                                                                    -----------
                                                                        410,187
                                                                    -----------
            MEDICAL DRUGS: 0.34%
     2,000  Pharmacopeia, Inc.*...................................       34,500
                                                                    -----------
            MONEY CENTER BANKS: 1.32%
     1,000  J.P. Morgan & Co., Incorporated.......................      131,500
                                                                    -----------
            MULTI-LINE INSURANCE: 0.78%
     2,000  CNA Financial Corporation*............................       78,000
                                                                    -----------
            NETWORK SOFTWARE: 11.10%
    55,000  NetSpeak Corporation*.................................      893,750
    11,000  Novell, Inc.*.........................................      215,188
                                                                    -----------
                                                                      1,108,938
                                                                    -----------
            OIL - FIELD MACHINERY & EQUIPMENT: 9.09%
    10,000  Cooper Cameron Corporation*...........................      428,750
     3,000  Halliburton Company...................................      116,062
    34,000  Varco International, Inc..............................      363,375
                                                                    -----------
                                                                        908,187
                                                                    -----------
            OIL - FIELD SERVICES: 2.79%
     8,000  BJ Services Company*..................................      279,000
                                                                    -----------

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------
   Shares                                                           Market Value
--------------------------------------------------------------------------------
            OIL & GAS DRILLING: 2.26%
     8,000  Transocean Offshore Inc...............................  $   225,500
                                                                    -----------
            PIPELINES: 0.68%
     2,000  The Williams Companies, Inc...........................       67,500
                                                                    -----------
            STEEL PRODUCERS: 1.31%
    21,000  Bethlehem Steel Corporation*..........................      131,250
                                                                    -----------
            TELECOM SERVICES: 1.55%
       819  Global Crossing Ltd.*.................................       35,729
     3,500  Qwest Communications International Inc.*..............      119,656
                                                                    -----------
                                                                        155,385
                                                                    -----------
            TELEPHONE - LONG DISTANCE: 2.80%
     5,000  AT&T Corp.............................................      279,375
                                                                    -----------
            Total Common Stocks (Cost $5,614,910): 66.51%.........    6,645,941
                                                                    -----------

 Principal
  Amount    SHORT-TERM INVESTMENTS:  36.89%
--------------------------------------------------------------------------------
$3,685,836  Firstar Stellar Treasury Fund, 4.18%
              (Cost $3,685,836) ..................................    3,685,836
                                                                    -----------
            Total Investments in Securities
              (Cost $9,300,746+): 103.40%.........................   10,331,777
            Liabilities in excess of Other Assets: (3.40)%........     (339,714)
                                                                    -----------
            TOTAL NET ASSETS: 100.00% ............................  $ 9,992,063
                                                                    ===========

*    Non-income producing security.

+ At November 30, 1999, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Gross unrealized appreciation and depreciation of securities on a tax basis were as follows:

            Gross unrealized appreciation.........................  $ 1,210,497
            Gross unrealized depreciation.........................     (179,466)
                                                                    -----------
                Net unrealized appreciation.......................  $ 1,031,031
                                                                    ===========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT NOVEMBER 30, 1999
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value
    (identified cost $9,300,746)..................................  $10,331,777
  Receivables
    Fund shares sold..............................................       35,000
    Dividends and interest .......................................       15,968
  Prepaid expenses ...............................................          301
                                                                    -----------
      Total assets................................................   10,383,046
                                                                    -----------
LIABILITIES
  Payables
    Due to Investment Advisor.....................................        2,781
    Payable for securities purchased..............................      353,479
    Administration fees...........................................        2,466
  Accrued expenses................................................       32,257
                                                                    -----------
      Total liabilities...........................................      390,983
                                                                    -----------

NET ASSETS  ......................................................  $ 9,992,063
                                                                    ===========

Net asset value, offering and redemption price per share
  [$9,992,063/829,729 shares outstanding; unlimited number
  of shares (par value $0.01) authorized].........................       $12.04
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital.................................................  $ 9,135,698
  Undistributed net investment income.............................        3,092
  Accumulated net realized loss on investments....................     (177,758)
  Net unrealized appreciation on investments .....................    1,031,031
                                                                    -----------
      Net assets..................................................  $ 9,992,063
                                                                    ===========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 29, 1998* THROUGH NOVEMBER 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends....................................................... $   19,223
    Interest........................................................     65,929
                                                                     ----------
      Total income..................................................     85,152
                                                                     ----------
  Expenses
    Advisory fees (Note 3)..........................................     41,862
    Administration fee (Note 3) ....................................     27,616
    Organization expense............................................     25,000
    Custodian and accounting fees...................................     20,704
    Distribution Expense (Note 3) ..................................     20,931
    Professional fees...............................................     17,654
    Transfer agent fees.............................................     12,851
    Reports to shareholders.........................................      7,699
    Registration fees...............................................      4,476
    Other ..........................................................      2,684
    Trustees' fees..................................................      2,635
    Insurance expense...............................................        736
                                                                     ----------
      Total expenses................................................    184,848
      Less: fee waivers and absorption (Note 3).....................   (102,788)
                                                                     ----------
      Net expenses..................................................     82,060
                                                                     ----------
      Net investment income.........................................      3,092
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized loss from security transactions..................   (177,758)
      Net change in unrealized appreciation on investments..........  1,031,031
                                                                     ----------
        Net realized and unrealized gain on investments.............    853,273
                                                                     ----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...... $  856,365
                                                                     ==========

* Commencement of operations.

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                              December 29, 1998*
                                                                    through
                                                              November 30, 1999
                                                              -----------------
Increase (DECREASE) in net assets from OPERATIONS
  Net investment income......................................... $    3,092
  Net realized loss from security transactions..................   (177,758)
  Net change in unrealized appreciation on investments..........  1,031,031
                                                                 ----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......    856,365
                                                                 ----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a)............................  9,135,698
                                                                 ----------
    TOTAL INCREASE IN NET ASSETS ...............................  9,992,063

NET ASSETS
Beginning of period.............................................         --
                                                                 ----------
END OF PERIOD .................................................. $9,992,063
                                                                 ==========
(a) A summary of capital shares transactions is as follows:

                                                     December 29, 1998*
                                                          through
                                                     November 30, 1999
                                                -------------------------------
                                                Shares         Paid In Capital
                                                ------         ---------------
Shares sold ...............................     842,974           $9,277,834
Shares redeemed............................     (13,245)            (142,136)
                                                -------           ----------
Net increase...............................     829,729           $9,135,698
                                                =======           ==========

*Commencement of operations.

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                              December 29, 1998*
                                                                   through
                                                               November 30, 1999
                                                               -----------------
Net asset value, beginning of period.........................      $10.00
                                                                   ------
Income from investment operations:
      Net realized and unrealized gain on investments........        2.04
                                                                   ------
Total from investment operations.............................        2.04
                                                                   ------
Net asset value, end of period...............................      $12.04
                                                                   ======
Total return.................................................       20.40%++

Ratios/supplemental data:
Net assets, end of period (000)..............................      $9,992

Ratio of expenses to average net assets:
  Before expense reimbursement...............................        4.39%+
  After expense reimbursement................................        1.95%+

Ratio of net investment income to average net assets:
  After expense reimbursement................................        0.07%+

Portfolio turnover rate......................................      211.31%

*    Commencement of operations.

+    Annualized.

++   Not Annualized.

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Howard Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 29, 1998. The investment objective of the Fund is to seek growth of capital. The Fund attempts to achieve its objective by investing primarily in equity securities of large to mid capitalization companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended November 30, 1999, Howard Capital Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------

As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended November 30, 1999, the Fund incurred $41,862 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.95% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended November 30, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $74,624; no amounts were reimbursed to the Advisor.

     Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

     From February 7, 1999 through May 2, 1999, the Administrator voluntarily waived its fee in the amount of $7,233.

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.50% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------

coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator." Fees totaling $20,931 were waived by the Advisor, as Distribution Coordinator, for the period from December 29, 1998 to November 30, 1999. The Plan allows excess distribution expenses to be carried forward for the following three fiscal years.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the period ended November 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,406,465 and $5,613,797, respectively.

     At  November  30,  1999,   the  Fund  had  tax  basis  capital   losses  of
approximately $177,000 which may be carried over to offset future capital gains. Such losses expire November 30, 2007.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Howard Equity Fund, series of Advisors Series Trust (the "Fund") at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 29, 1998 (commencement of operations) through November 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP



New York, New York
December 30, 1999

CHANGE IN INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

Since this change occurred during the Fund's initial year of operation, McGladrey did not report on the Fund's financial statements.

There were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure.

On September 10, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                     HOWARD
                               CAPITAL MANAGEMENT

                                     ADVISOR
                            HOWARD CAPITAL MANAGEMENT
                              45 ROCKEFELLER PLAZA
                                   SUITE 1440
                               NEW YORK, NY 10111
                                 (212) 586-4800

                                   DISTRIBUTOR
                          FIRST FUND DISTRIBUTORS, INC.
                            4455 EAST CAMELBACK ROAD
                                   SUITE 261E
                                PHOENIX, AZ 85018

                                    CUSTODIAN
                               FIRSTAR BANK, N.A.
                                425 WALNUT STREET
                              CINCINNATI, OH 45202

                           SHAREHOLDER SERVICING AGENT
                          AMERICAN DATA SERVICES, INC.
                                150 MOTOR PARKWAY
                                    SUITE 109
                            HAUPPAUGE, NY 11788-0132
                                 (888) 229-2105

                                    AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           1177 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036

                                  LEGAL COUNSEL
                            PAUL, HASTINGS, JANOFSKY
                                  & WALKER LLP
                              345 CALIFORNIA STREET
                             SAN FRANCISCO, CA 94014